UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2011

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 14, 2011, Bimini Capital Management, Inc. (the “Company” or “Bimini”) held its Annual Stockholders’ Meeting in Vero Beach, Florida for the purpose of: (i) electing one Class II director to serve on Bimini’s board of directors (the “Board”) until the 2014 Annual Meeting of Stockholders; (ii) approving the 2011 Long Term Incentive Compensation Plan (“2011 Plan”); and (iii) ratifying the selection of BDO Seidman, LLP as Bimini’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The total number of shares of common stock entitled to vote at the Annual Meeting was 9,874,037, of which 7,461,891 shares, or 75.57%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.   The election of one Class II director to serve on the Board until the 2014 Annual Meeting of Stockholders.

Director	For	Against	Abstain	Broker Non-Votes
Robert E. Cauley	3,610,947	-0-	1,407,825	2,443,119

Mr. Cauley was elected to serve as Class II director until the 2014 Annual Meeting of Stockholders.  The continuing directors of the Company are Frank E. Jaumot and Robert J. Dwyer.

Proposal 2.  The approval of the 2011 Long Term Incentive Compensation Plan.

Approval of the 2011 Long Term Incentive Compensation Plan (the “2011 Plan”) requires the approval of a majority of the votes cast at the meeting provided a quorum is present.  As a result, abstentions and broker non-votes have the same effect as votes against such proposal.  Due to the significant number of broker non-votes, the meeting was adjourned with respect to the 2011 Plan until 4:00 p.m., local time, on July 12, 2011, at the Company’s offices at 3305 Flamingo Drive, Vero Beach, Florida 32963.  The meeting will be re-convened at that time to determine whether sufficient votes have been cast to approve the 2011 Plan.

Stockholders who have not yet voted on the proposal to approve the 2011 Plan are encouraged to do so promptly.  For stockholders who have voted on this proposal, no additional action is required.  Proxies may be submitted or revoked any time prior to July 12, 2011.

Proposal 3.  Ratification of the selection of BDO Seidman, LLP as independent registered public accounting firm for the Company for the 2011 fiscal year.

For	Against	Abstain	Broker Non-Votes
7,273,671	-0-	188,220	-0-

The selection of BDO Seidman, LLP as independent registered public accounting firm for the Company for the 2011 fiscal year was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2011	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer